ILLUMENATE Global 12-month Results Validate Stellarex’s Top-tier Performance in Complex Patient Populations COLORADO SPRINGS, COLO. (January 24, 2017) – The Spectranetics Corporation (NASDAQ: SPNC), (“the Company”) today announced that Professor Thomas Zeller presented the final 12- month results of the Stellarex Drug-coated Balloon (DCB) ILLUMENATE Global Study at the Leipzig Interventional Course (LINC) in Leipzig, Germany. The ILLUMENATE Global Study is a prospective, multicenter, single-arm study designed to assess the clinical performance of the Stellarex™ drug-coated balloon (DCB) in the superficial femoral and popliteal arteries. “In a real-world setting, ILLUMENATE Global validates the earlier ILLUMENATE US Pivotal results, achieving best-in-class 12-month primary patency rates in a patient cohort with the highest rate of severe calcium yet studied. These results are significant because severe calcium has been one of the greatest challenges in our DCB practice,” said Professor Zeller. The ILLUMENATE Global Trial enrolled 371 patients. The treated lesions were highly complex, including a high proportion of chronic total occlusions (31%) and severe calcification (41%), as reported by an independent angiographic core-laboratory. The key results, per Kaplan-Meier survival estimates at day 365 include:  Primary patency was 81.4%  Freedom from clinically-driven target lesion revascularization (CD-TLR) was 94.8% Scott Drake, President and CEO, stated, “At Spectranetics we aim to lead the way in clinical science, and are proud to have the only DCB with proven results in complex patients. As KOLs have stated, Stellarex is a next-generation DCB providing top-tier efficacy with a low drug dose.” The ILLUMENATE Global Study was conducted with the highest level of rigor to ensure accuracy and reliability of the data. The Stellarex DCB enhances Spectranetics’ diversified suite of clinical solutions to treat complex cardiovascular conditions and expands its market opportunity in the projected $1 billion DCB global market. About the Stellarex Drug-coated Balloon Platform The Stellarex DCB platform is designed to treat peripheral arterial disease. The Stellarex DCB uses EnduraCoat™ technology, a durable, uniform coating designed to prevent drug loss during transit and facilitate controlled, efficient drug delivery to the treatment site. Spectranetics launched the device in Europe in January 2015. It is not available for sale in the U.S. Commercialization in the U.S. is anticipated in the second half of 2017. About the ILLUMENATE Clinical Program There are five ILLUMENATE clinical studies evaluating the safety and efficacy of the Stellarex DCB platform and support United States and Canadian regulatory filings. There are four ILLUMENATE clinical studies in addition to the ILLUMENATE Global Study described above:  The ILLUMENATE First-In-Human (FIH) Study was a non-randomized, multi-center study that enrolled 80 patients. In the pre-dilatation arm (n=50), the primary patency rate at was 89.5% at 12 months and 80.3% at 24 months.  The ILLUMENATE Pharmacokinetic Study measured the Paclitaxel drug levels in the blood of 25 patients enrolled at two sites.  The ILLUMENATE EU Randomized Trial is a prospective, randomized controlled, multi- center trial with 328 patients enrolled at 18 sites. The primary safety and effectiveness endpoints were met and superiority over PTA was demonstrated in both. The 12-month primary patency rate was 89.0% vs. 65.0% in the PTA arm (p<0.001).  The ILLUMENATE Pivotal Study is a prospective, randomized controlled, multicenter trial with 300 patients enrolled at 43 sites to support U.S. FDA approval. The primary safety and effectiveness endpoints were met and superiority over PTA was demonstrated in both. With the most complex patient population ever studied in a DCB SFA IDE trial, the 12-month primary patency rate was 82.3% at 12 months. Co-morbidities for the DCB arm included high rates of severe calcification (43.9%), diabetes (49.5%), renal insufficiency (18.0%), and cardiovascular disease (45.0%). About Spectranetics The Spectranetics Corporation develops, manufactures, markets and distributes medical devices used in minimally invasive procedures within the cardiovascular system. The Company's products are available in over 65 countries and are used to treat arterial blockages in the heart and legs and in the removal of pacemaker and defibrillator leads. The Company's Vascular Intervention (VI) products include a range of laser catheters for ablation of blockages in arteries above and below the knee, the AngioSculpt scoring balloon used in both peripheral and coronary procedures, and the Stellarex drug-coated balloon peripheral angioplasty platform, which received European CE mark approval in December 2014. The Company also markets support catheters to facilitate crossing of peripheral and coronary arterial blockages, and retrograde access and guidewire retrieval devices used in the treatment of peripheral arterial blockages, including chronic total occlusions. The Company markets aspiration and cardiac laser catheters to treat blockages in the heart. The Lead Management (LM) product line includes excimer laser sheaths, dilator sheaths, mechanical sheaths and accessories for the removal of pacemaker and defibrillator cardiac leads.

For more information, visit www.spectranetics.com. Safe Harbor Statement This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “enable,” “potential,” and other words and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance, strategic initiatives and business strategies, clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product development and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, and 2016 and 2017 outlook and projected results including projected revenue and expenses, net loss and gross margin. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this release. These risks and uncertainties may include financial results differing from guidance, inability to successfully integrate AngioScore and Stellarex into our business, market acceptance of excimer laser atherectomy technology and our vascular intervention and lead management products, lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities, our debt adversely affecting our financial health and preventing us from fulfilling our debt service and other obligations, increasing price and product competition, increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities, uncertain success of our strategic direction, dependence on new product development, loss of key personnel, uncertain success of or delays in our clinical trials, costs of and adverse results in any ongoing legal proceeding, or any legal proceeding in which we may become involved, adverse impact to our business of the health care reform and related legislation or regulations, including changes in reimbursements, continued or worsening adverse conditions in the general domestic and global economic markets and continued volatility and disruption of the credit markets, which affects the ability of hospitals and other health care systems to obtain credit and may impede our access to capital, intellectual property claims of third parties, availability of inventory from suppliers, adverse outcome of FDA inspections, the receipt of FDA clearance and other regulatory approvals to market new products or applications and the timeliness of any clearance and approvals, market acceptance of new products or applications, product defects, ability to manufacture sufficient volumes to fulfill customer demand, availability of vendor-sourced components at reasonable prices, unexpected delays or costs associated with any planned improvements to our manufacturing processes, and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2015 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise. Investor Relations Contacts Zach Stassen Michaella Gallina Sr. Director of Finance Director of Investor Relations zach.stassen@spnc.com michaella.gallina@spnc.com (719) 447-2292 (719) 447-2417